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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549




                                  FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 7, 2002



                             SureQuest Systems Inc.
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            (Exact name of Registrant as specified in its Charter)

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        Nevada                                                  41-1826635
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    (State or other        (Commission File Number)           (IRS Employer
    jurisdiction of                                         Identification No.)
     incorporation)


                     13606 T I Blvd., Dallas, Texas  75243
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     (Address of principal executive offices)               (Zip Code)


                                (972) 238-7200
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              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On February 7, 2002, SureQuest Systems Inc. filed an S-8 Registration Statement with the Securities and Exchange Commission with respect to its 2002 Stock Option and Grant Plan. This Plan is part of SureQuest's focus on achieving its 2002 business goals which includes developing and implementing internal strategic policies and programs designed to attract, motivate and retain key employees. This strategy includes issuing stock options and stock grants.


FORWARD LOOKING STATEMENTS

This Form 8-K contains "forward-looking statements" that are subject to risks and uncertainties within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management's views and assumptions regarding future events and business performance as of the time the statements are made. Actual results may differ materially from those expressed or implied. Such differences may result from actions taken by the company prior to its current fiscal year end, as well as from developments beyond the company's control, including changes in global economic conditions that may, among other things, affect the company's performance anticipated acquisitions or future business. In addition, changes in domestic competitive and economic conditions may also affect performance of all significant company businesses.

                                       SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                       SureQuest Systems, Inc.


Dated:   February 21, 2002             By:  /s/ C. Scott Sykes, Jr.
                                                C. Scott Sykes, Jr.
                                                  President